UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2018

LANDEC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-27446	94-3025618
(Commission file number)	(IRS Employer Identification No.)

5201 Great America Parkway, Suite 232, Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

(650) 306-1650

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

Effective October 12, 2018, the Board of Directors of Landec Corporation (the “Company”) approved a new form of Indemnification Agreement (the “Indemnification Agreement”) to be entered into with its directors and executive officers and to replace the existing form of indemnification agreement. The Indemnification Agreement supplements the indemnification rights provided under the Company’s certificate of incorporation, bylaws and applicable law.  The Indemnification Agreement provides that the Company will indemnify the director or executive officer (the “Indemnitee”) against all expenses (as defined in the Indemnification Agreement), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee and arising out of the Indemnitee’s service as a director or executive officer to the fullest extent permitted by the Company’s certificate of incorporation, bylaws and state or other applicable law and to any greater extent that applicable law may in the future permit.  The Indemnification Agreement further provides procedures for the determination of an Indemnitee’s right to receive indemnification and the advancement of expenses.

The foregoing description of the Indemnification Agreement is a general description only and is qualified in its entirety by reference to the Indemnification Agreement, the form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 12, 2018, the Company held its Annual Meeting of Stockholders. The three proposals presented to stockholders were the election of five Class 1 directors, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 26, 2019, and the approval of a non-binding advisory vote on executive compensation.

1. The voting results for the election of directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Frederick Frank	22,505,764	1,360,816	2,592,553
Steven Goldby	23,519,427	347,153	2,592,553
Nelson Obus	23,287,714	578,866	2,592,553
Andrew Powell	23,561,228	305,352	2,592,553
Catherine A. Sohn, Pharm. D.	23,303,914	562,666	2,592,553

2. Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 26, 2019, with votes as follows: 26,228,903 votes for approval and 229,860 votes against approval, with 370 shares abstaining.

3. Stockholders approved the compensation paid to the Company’s named executive officers (in the form of a non-binding, advisory vote), with votes as follows:

For	Against	Abstain	Broker-Non-Votes
23,264,424	394,918	207,238	2,592,553

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibit.

The following exhibits are furnished as part of this report:

Exhibit No.	Description

10.1	Form of Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2018

LANDEC CORPORATION

By:	/s/ Gregory S. Skinner
Gregory S. Skinner
Vice President of Finance and
Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement

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